Limited Partners' Interests in Single-Family Rental Business	12 Months Ended
Dec. 31, 2021
Limited Partners' Interest In Investments [Abstract]
Limited Partners' Interests in Single-Family Rental Business	LIMITED PARTNERS' INTERESTS IN SINGLE-FAMILY RENTAL BUSINESS
Third-party ownership interests in single-family joint ventures are in the form of limited partnership interests which are classified as liabilities under the provisions of IAS 32. Limited partners' interests in single-family rental business represent a 67% interest in the net assets of the underlying joint ventures.

On May 10, 2021, the Company entered into a new joint venture (“SFR JV-HD”) with two institutional investors to acquire new single-family homes from national and regional homebuilders.

On July 19, 2021, the Company entered into a new joint venture (“SFR JV-2”) with three institutional investors to acquire single-family homes primarily from resale channels.

The following table presents the changes in the limited partners' interests in single-family rental business balance for the years ended December 31, 2021 and December 31, 2020.

(in thousands of U.S. dollars)	December 31, 2021	December 31, 2020

Balance, beginning of year	$356,305	$285,774
Contributions	479,142	66,112
Distributions	(73,916)	(46,162)
Net change in fair value of limited partners’ interests in single-family rental business	185,921	50,581
Balance, end of year	$947,452	$356,305

The net change in fair value of limited partners' interests in single-family rental business of $185,921 for the year ended December 31, 2021 (2020 - $50,581) represents only unrealized fair value changes driven by increases in the net assets of SFR JV-1, SFR JV-HD and SFR JV-2 and is linked to fair value changes of the rental properties. If the fair value of rental properties increased or decreased by 1.0%, the impact on the limited partners' interests in single-family rental business at December 31, 2021 would be $25,738 and ($25,738), respectively (December 31, 2020 - $10,495 and ($10,495).